                                                                  EXHIBIT 10.2
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                           TOYOTA MOTOR CREDIT CORPORATION



                                     TMTT, INC.,
                           as Trustee of Toyota Lease Trust



                                         and,

                          for Certain Limited Purposes only,



                           FIRST BANK NATIONAL ASSOCIATION,
                                    as Trust Agent



                                    UTI SUPPLEMENT

                                          TO

                                 AMENDED AND RESTATED
                            TRUST AND SERVICING AGREEMENT



                             Dated as of October 1, 1996



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                                  TABLE OF CONTENTS
                                                                           Page
                                                                           ----
                                  ARTICLE X
                                 DEFINITIONS

    SECTION 10.01  Definitions.............................................   2

                                      ARTICLE XI
                   CREATION AND TERMINATION OF TRUST INTERESTS

    SECTION 11.01  Initial Creation of UTI, Subdivision Thereof............   2
    SECTION 11.02  Issuance and Form of UTI Certificates...................   3
    SECTION 11.03  Filings.................................................   4
    SECTION 11.04  Termination of UTI......................................   5

                                      ARTICLE XII
                               ACCOUNTS AND CASH FLOWS

    SECTION 12.01  Accounts................................................   5
    SECTION 12.02  Cash Flows..............................................   6
    SECTION 12.03  Distribution of Funds, Default in UTI Pledge............   7
    SECTION 12.04  Lease Funding Accounts..................................   7
    SECTION 12.05  Rebalancing After Third-Party Claim.....................   8

                                     ARTICLE XIII
                               MISCELLANEOUS PROVISIONS

    SECTION 13.01  Governing Law...........................................   8
    SECTION 13.02  Effect of UTI Supplement on Trust Agreement.............   8
    SECTION 13.03  Counterparts............................................   9

                                       EXHIBITS

    EXHIBIT A     Form of Direction to Create UTI Unit..................... A-1
    EXHIBIT B     Form of Direction to Reallocate UTI Unit Assets.......... B-1
    EXHIBIT C     Form of [Residual] UTI [Unit] Certificate................ C-1
    EXHIBIT D     Forms of Contract........................................ D-1
    EXHIBIT E     Form of Dealer Agreement................................. E-1

                       UTI SUPPLEMENT TO AMENDED AND RESTATED
                            TRUST AND SERVICING AGREEMENT

    UTI SUPPLEMENT TO AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT, dated and effective as of October 1, 1996, among TOYOTA MOTOR CREDIT CORPORATION, a California corporation (in its capacities as grantor, initial beneficiary and servicer), TMTT, INC., a Delaware corporation, as Titling Trustee, and for certain limited purposes only, FIRST BANK NATIONAL ASSOCIATION, a national banking association, as Trust Agent.

                                     RECITALS

    A. TMCC, the Titling Trustee and the Trust Agent have entered into that certain Trust and Servicing Agreement, as the same was amended and restated pursuant to that certain Amended and Restated Trust and Servicing Agreement, each dated as of October 1, 1996 (collectively, the "Titling Trust Agreement"), pursuant to which the Grantor and the Titling Trustee formed Toyota Lease Trust, a Delaware business trust for the purpose of taking assignments and conveyances of, holding in trust and dealing in, various Titling Trust Assets in accordance with the Titling Trust Agreement.

    B. The Titling Trust Agreement contemplates that all Titling Trust Assets, other than those from time to time identified on the Titling Trust's books and records by the Titling Trustee on behalf of the Titling Trust and at the direction of the UTI Beneficiary, as SUBI Assets allocated to separate SUBI Sub-Trusts, shall constitute UTI Assets, and that the Titling Trustee shall create an undivided trust interest therein and issue to the UTI Beneficiary a UTI Certificate evidencing such UTI, and the UTI Beneficiary and its permitted assignees generally will be entitled to the proceeds of, including the net cash flow arising from, but only from, the UTI Assets.

    C. The parties hereto desire to supplement the terms of the Titling Trust Agreement to cause the Titling Trustee, at the direction of the UTI Beneficiary, to identify the UTI Portfolio and to allocate the related Titling Trust Assets to the UTI Sub-Trust and to create and issue to the UTI Beneficiary one or more UTI Certificates that collectively evidence the entire beneficial interest in the UTI, and to set forth the terms and conditions thereof.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Titling Trust Agreement, the parties hereto agree to the following supplemental obligations and provisions with regard to the UTI
Portfolio:

                                    ARTICLE X
                                   DEFINITIONS


        SECTION 10.01  DEFINITIONS.

    For all purposes of this UTI Supplement, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Annex of Definitions attached hereto for all purposes of this UTI Supplement. In the event of any conflict between a definition set forth herein and that set forth in the Annex of Definitions, that set forth herein shall prevail. All terms used in this UTI Supplement include, as appropriate, all genders and the plural as well as the singular. All references such as "herein", "hereof" and the like shall refer to this UTI Supplement as a whole and not to any particular article or section within this UTI Supplement. All references such as "includes" and variations thereon shall mean "includes without limitation" and references to "or" shall mean "and/or". Any reference herein to the "Titling Trustee, acting on behalf of the Titling Trust", or words of similar import, shall be deemed to mean the Titling Trustee, acting on behalf of Toyota Lease Trust and all beneficiaries thereof.

                                    ARTICLE XI
                 CREATION AND TERMINATION OF TRUST INTERESTS

        SECTION 11.01  INITIAL CREATION OF UTI, SUBDIVISION THEREOF.

      (a) Pursuant to Section 3.01(b) of the Titling Trust Agreement, all Titling Trust Assets (including without limitation Contracts and Leased Vehicles), other than any Titling Trust Assets denominated as SUBI Assets from time to time in accordance with Section 3.01(c) of the Titling Trust Agreement, shall constitute UTI Assets. All Contracts and Leased Vehicles that are included as UTI Assets shall be, for so long as they remain UTI Assets, "UTI Contracts" and "UTI Leased Vehicles", respectively, and collectively shall comprise the "UTI Portfolio". The UTI Assets also shall include: the Lease Funding Account, including all cash and Permitted Investments therein and all income from the investment of funds therein; all Insurance Policies and rights thereunder to the extent applicable to the UTI Portfolio, including the right to proceeds therefrom with respect to the UTI Portfolio or obligors with respect thereto, as the case may be; the right to receive the proceeds of all Dealer or other repurchase obligations, if any, relating to the UTI Portfolio; and all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other property.

      (b) Also pursuant to Section 3.01(b) of the Titling Trust Agreement, the beneficial interest in the UTI Assets shall constitute the UTI. The UTI shall represent an undivided beneficial interest solely in the UTI Assets.

      (c) Upon the written direction of the UTI Beneficiary to the Titling Trustee (in substantially the form attached as Exhibit A) in connection with a UTI Pledge or otherwise, the

Titling Trustee shall from time to time identify and allocate or cause to be identified and allocated on the books and records of the Titling Trust one or more separate sub-portfolios of UTI Assets, to be so identified and allocated by date of origination, lease number and original principal balance, but otherwise not accounted for independently within the UTI Portfolio, which shall be represented by one or more UTI Unit Certificates (as defined in Section 11.02(a)), with the residual UTI Assets and the residual UTI Portfolio being represented by the Residual UTI Certificate.

    All UTI Assets not allocated or identified as UTI Unit Assets shall remain as Residual UTI Assets until allocated as UTI Unit Assets or SUBI Assets. Upon such allocation as UTI Unit Assets or SUBI Assets, such Residual UTI Assets shall no longer be assets of, or allocated to, the Residual UTI Portfolio, unless and until specifically reallocated to the Residual UTI Portfolio from that UTI Unit Portfolio or SUBI Portfolio pursuant to a written direction from the holder of the related UTI Unit Certificate or SUBI Certificate, as applicable, to the Titling Trustee. Each such direction to reallocate UTI Unit Assets or SUBI Assets to the Residual UTI Portfolio, and each similar direction to allocate UTI Unit Assets or UTI Residual Assets to a SUBI Portfolio, shall be in substantially the form attached as Exhibit B. The undivided beneficial interest in each such UTI Unit Portfolio shall constitute a separate subdivision of the Undivided Trust Interest (each, a "UTI Unit"); the undivided interest in the Residual UTI Portfolio shall constitute a separate subdivision of the UTI (the "Residual UTI Unit"); and the Residual UTI Unit and any UTI Units outstanding from time to time collectively shall comprise the UTI.

    The Titling Trustee shall distribute to or upon the order of the UTI Beneficiary one or more UTI Units, each UTI Unit representing a specific undivided interest in (but only in) such identified UTI Unit Portfolio and the UTI Unit Assets allocated thereto from time to time.


     (d) The UTI Beneficiary shall at all times maintain a minimum net worth of at least $5,000,000 (excluding the value of any UTI Certificate(s) or SUBI Certificates held thereby).


    SECTION 11.02   ISSUANCE AND FORM OF UTI CERTIFICATES.


     (a) The UTI initially shall be represented by a single trust certificate (together with any replacements thereof, the "Residual UTI Certificate"). Upon the written direction described above in Section 11.01(c), the UTI thereafter shall be represented by the Residual UTI Certificate and any additional trust certificate representing each UTI Unit to be formed (together with any replacements thereof, a "UTI Unit Certificate") and such previous UTI Unit Certificates as may have been issued and not retired. All such trust certificates shall constitute "UTI Certificates" within the meaning of Section 3.01(b) of the Titling Trust Agreement. The Residual UTI Certificate, and each other UTI Certificate shall be in substantially the form of Exhibit C attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this UTI Supplement, and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Titling Trust Agreement, be directed by the UTI Beneficiary. Each UTI Certificate shall be printed, lithographed, typewritten,

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mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith and with the Titling Trust Agreement, be determined by the UTI Beneficiary.

      (b) Each UTI Certificate shall contain (i) an express written waiver of any claim by any holder thereof to any assets of the Titling Trustee and to all of the Titling Trust Assets or proceeds thereof other than the UTI Unit Assets or Residual UTI Assets, as the case may be, represented by such UTI Certificate, and those proceeds or assets derived from or earned by such UTI Assets, and (ii) an express subordination in favor of the holder of each SUBI Certificate (or pledgee thereof) by any holder or pledgee of a UTI Certificate to any claim to any SUBI Asset that, notwithstanding such holder's or pledgee's disclaimer, may be determined to exist.

      (c) Neither any interest in the UTI nor any UTI Certificate may be transferred or assigned by the UTI Beneficiary other than as contemplated herein, and any such purported transfer or assignment shall be deemed null, void and of no effect. However, any UTI Certificates and the Residual UTI Certificate may be pledged, and a security interest therein granted, and may be transferred or assigned absolutely to or by the pledgee thereof, solely in connection with exercise of remedies with respect to a default under or with respect to any Securitized Financing secured thereby or any UTI Pledge secured thereby; provided that each pledgee or transferee must (i) give a non-petition covenant substantially similar to that set forth in Section 6.14 of the Titling Trust Agreement, and (ii) execute an agreement between or among itself, each other assignee or pledgee from time to time of the UTI or any UTI Certificate, and each assignee or pledgee from time to time of any SUBI or SUBI Certificate, to release all claims to the SUBI Assets and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the SUBI Assets.

    SECTION 11.03  FILINGS.

    The Grantor, the UTI Beneficiary (if different from the Grantor) and the Titling Trustee, as directed by and at the expense the Grantor or the UTI Beneficiary, will undertake all other and future actions and activities as may be deemed reasonably necessary by the Grantor or the UTI Beneficiary to perfect (or evidence) and confirm the foregoing allocations of Titling Trust Assets to the UTI Portfolio, including without limitation filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Grantor or the UTI Beneficiary hereunder or for such purposes under any other documents relating to any Securitized Financing involving the UTI or a UTI Pledge; provided, however, that in no event will the Grantor, the UTI Beneficiary or the Titling Trustee be required to take any action to perfect (i) any allocation of UTI Assets to a UTI Unit Portfolio or (ii) any security interest that may be deemed to be held by any party in any UTI Leased Vehicle. The Grantor and the UTI Beneficiary each hereby revocably makes and appoints each of the Titling Trustee and the Servicer from time to time of the UTI Portfolio, and any of the respective officers, employees or agents, as the true and lawful attorney-in-fact of the Grantor and the UTI Beneficiary, which appointment is coupled with an interest and is revocable (but, in the case of the Servicer, is made only for so long as such Servicer is acting in such capacity) with power to sign on behalf of the Grantor or the UTI Beneficiary any financing statements, continuation statements, security agreements, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate


    SECTION 11.04  TERMINATION OF UTI.

    In connection with the termination of the Titling Trust Agreement and the Titling Trust, upon the direction of the UTI Beneficiary and the consent of any pledgee of a UTI Pledge, the UTI shall be terminated and the UTI Certificates shall be returned to the Titling Trustee and canceled thereby.



                               ARTICLE XII
                         ACCOUNTS AND CASH FLOWS

    SECTION 12.01  ACCOUNTS.

      (a) On the date of the creation of the first SUBI, the Titling Trustee will establish, and for so long as may be required by the provisions of any SUBI Supplement, the Titling Trustee will maintain with respect to the UTI the UTI Collection Account and Lease Funding Account (collectively, the "UTI Accounts") described in Section 7.01(a) of the Titling Trust Agreement. All amounts that are held in the UTI Collection Account shall be invested in Permitted Investments in accordance with Section 12.02 of this UTI Supplement until distributed or otherwise applied in accordance with the Titling Trust Agreement or this UTI Supplement.

      (b) The UTI Accounts shall relate solely to the UTI and the UTI Portfolio and any funds held therein shall not be commingled with any other monies, except as otherwise provided for or contemplated in the Titling Trust Agreement as supplemented by this UTI Supplement. SUBI Accounts established pursuant to any SUBI Supplement shall relate solely to the respective SUBI's and SUBI Portfolios. The Titling Trustee, as directed by the Servicer, will account for and record separately all proceeds that are received by the Titling Trustee relating to each of the Titling Trustee Accounts from the Titling Trust Assets.


      (c) For so long as TMCC shall be the Servicer, the Servicer and the Titling Trustee may make any remittances pursuant to this Article net of amounts to be distributed to such remitting party from the Lease Funding Account or the UTI Collection Account. In particular, unless otherwise specified in any SUBI Supplement, advances by the UTI Beneficiary or the Servicer with respect to the funding of Contracts or the payment of Titling Trust Expenses, and the reimbursement of such advances from collections on the Contracts, the proceeds of any Securitized Financing or otherwise, will not require deposit of funds into the Lease Funding Account or UTI Collection Account, and may in each case be made by using funds that have been commingled with other funds. Nonetheless, each such party shall account for all of the above described remittances and distributions as if the amounts were deposited and/or transferred separately rather than on a net basis.

    SECTION 12.02  CASH FLOWS.

     (a) Subject to Section 7.01(b) of the Titling Trust Agreement and Sections 12.04 and 12.05 hereof, and except as otherwise provided herein, in any SUBI Supplement or in any related SUBI Servicing Supplement, the Servicer or Titling Trustee shall deposit as described in Section 7.01(b) of the Titling Trust Agreement all collections and proceeds received by the Servicer with respect to any Contract or Leased Vehicle, whether from regular periodic payments by obligors under a Contract sent to a Servicer lock box or from any other payments from such obligors or any other Persons received in any other way by the Servicer. All such collections and proceeds shall be identified by the Servicer as related either to (i) Contracts and Leased Vehicles in a particular SUBI Portfolio or (ii) Contracts and Leased Vehicles remaining as part of the UTI Portfolio and shall be deposited by the Servicer into the appropriate SUBI Collection Account to the extent they relate to any SUBI Portfolio and into the UTI Collection Account (or simply paid to the UTI Beneficiary by the Servicer if the UTI Beneficiary and the Servicer are not the same person) to the extent they relate to the UTI Portfolio.

      (b) Except as provided in Sections 12.01, 12.04 and 12.05 of this UTI Supplement, or as provided in any SUBI Supplement or related SUBI Servicing Supplement, the Titling Trustee shall, at the direction of the Servicer, make, or cause to be made, the following payments and transfers on each Distribution Date in the following order and priority: (i) to or on behalf of the Servicer, all Servicer Expenses incurred during the related Collection Period, together with any unreimbursed Servicer Expenses incurred in one or more prior Collection Periods; (ii) to or on behalf of the Servicer, all Servicing Fees incurred during the related Collection Period, together with any unpaid Servicing Fees incurred in one or more prior Collection Periods; (iii) to or on behalf of the Person to whom due, all Titling Trust Expenses incurred during the related Collection Period, together with any unpaid Titling Trust Expenses incurred in one or more prior Collection Periods; and (iv) to or upon the direction of the UTI Beneficiary, any remaining funds therein.

      (c) Except as provided in Sections 12.04 and 12.05 of this UTI Supplement, or as provided in any SUBI Supplement or related SUBI Servicing Supplement, the Titling Trustee shall, at the direction of the Servicer, make, or cause to be made (or permit the allocation by the Servicer with respect to monies held by the Servicer), on each Funding Advance Reimbursement Date, payment from the Lease Funding Account (or from monies held by the Servicer and allocable or distributable therefor) to or on behalf of the Servicer, the related Funding Advance Reimbursement Amount, together with any unreimbursed Funding Advance Reimbursement Amounts incurred in one or more prior Collection Periods.


      (d) Unless this UTI Supplement is amended to reflect a different arrangement specified in any one or more SUBI Supplements, the allocation of Liabilities of the Titling Trust, including with respect to any Affected Trust Assets, shall be as specified in Section 3.04 of the Titling Trust Agreement.

    SECTION 12.03  DISTRIBUTION OF FUNDS, DEFAULT IN UTI PLEDGE.

    (a) On any date during any period in which the Titling Trustee has neither received notice from the Servicer or any pledgee of a UTI Pledge nor otherwise obtained actual knowledge to the effect that (i) there is any sum due with respect to the related Securitized Financing or other UTI Pledge not otherwise timely paid by the UTI Beneficiary (after any applicable grace period), (ii) there is any other outstanding and uncured default by the UTI Beneficiary with respect thereto (after any applicable grace period), or
(iii) any reimbursements of Funding Advances due to the Servicer have not been made, the Titling Trustee, promptly upon receipt of a written demand therefor from the related UTI Beneficiary accompanied by a written determination by the Servicer as to the extent of Excess Funds in the Lease Funding Account, shall pay out to such UTI Beneficiary upon its request any or all Excess Funds so requested.

    (b) Notwithstanding subsection (a) above, or any direction of the Grantor, the UTI Beneficiary or the Servicer to the contrary, during any period as to which the Titling Trustee either has received notice from the Servicer or any pledgee of a UTI Pledge or otherwise has obtained actual knowledge that a default in connection therewith has occurred and is continuing, and the Titling Trustee has not received notice of correction or cure thereof and other assurances and indemnifications reasonably satisfactory to it with respect to such correction or cure, the Titling Trustee shall (i) not create any new SUBI, (ii) direct each Servicer not to accept any further assignments on behalf of the Titling Trustee of Contracts or Leased Vehicles except as provided for in Sections 3.04, 7.02, 7.03 and
7.04 of the Titling Trust Agreement and Section 12.04 of this UTI Supplement, and (iii) distribute to the relevant pledgee of the UTI Pledge to which such default relates, on demand, all Excess Funds that would otherwise be distributable to the UTI Beneficiary up to the amount necessary to cure any such default. The Grantor, UTI Beneficiary and Servicer each hereby agrees to and ratifies each such action on the part of the Titling Trustee, and covenants not to give the Titling Trustee contrary instructions or directions.

     (c) If for any reason circumstances with respect to any Securitized Financing or other UTI Pledge are such that the Titling Trustee has given to any Servicer the notice provided for in subsection (b)(ii) above, the Titling Trustee shall take the actions set forth in Section 12.04 of this UTI Supplement.


    SECTION 12.04  LEASE FUNDING ACCOUNTS.

    In the event that for any reason (a) (i) a different Servicer shall be engaged by the Titling Trustee to manage one or more SUBI Portfolios, on the one hand, and the UTI Portfolio, on the other hand, or (ii) the Titling Trustee has actual knowledge that circumstances with respect to any Securitized Financing secured by a UTI Pledge are such that a Trust Asset Transfer into one or more SUBI Portfolios would cause a borrowing base deficiency (as defined in the documents related to such Securitized Financing or UTI Pledge) or similar default to occur with respect to such Securitized Financing or UTI Pledge, and
(b) at such time the Titling Trustee, acting pursuant to any SUBI Supplement, would otherwise be causing the related Servicer to effect Trust Asset Transfers from the UTI Portfolio into one or more SUBI Portfolios upon the written direction of the UTI Beneficiary, the Titling Trustee shall (1) establish (to the extent such account has not already been established with respect to such SUBI Portfolio) and maintain in its name for each SUBI a separate SUBI Lease Funding Account, each of which shall be a Titling Trustee Account and a SUBI Account; (2) to the extent that the Titling Trustee would, but for the conditions set forth in clauses (a)(i) and (a)(ii) of this Section 12.04, cause the transfer of funds from any SUBI Collection Account to the Lease Funding Account (or directly to the Servicer) in connection with any Trust
Asset Transfer, instead cause the transfer of such funds from that SUBI Collection Account to the related SUBI Lease Funding Account; (3) direct the Servicer then servicing the respective SUBI Portfolio to acquire on behalf of the Titling Trust, for the account of that SUBI Portfolio rather than for the UTI Portfolio, Contracts and Leased Vehicles from Dealers, and (4) apply any such funds in any such SUBI Lease Funding Account directly to reimburse the Servicer then servicing that SUBI Portfolio for any payments made by it to Dealers in respect of such Contracts and Leased Vehicles. In the event that Contracts and Leased Vehicles are being acquired by any Servicer(s) at such direction of the Titling Trustee on behalf of the Titling Trust with respect to both the UTI Portfolio and any SUBI Portfolio simultaneously, the Titling Trustee and the Servicer shall first allocate all such Contracts and Leased Vehicles to the relevant SUBI Portfolios until funds available for such purpose in any SUBI Lease Account shall be exhausted and then shall allocate all remaining Contracts and Leased Vehicles to the UTI Portfolio.

    SECTION 12.05   REBALANCING AFTER THIRD-PARTY CLAIM.

    To the extent that a third-party Claim against Titling Trust Assets is satisfied out of Titling Trust Assets in proportions other than as provided in
Section 3.04 of the Titling Trust Agreement, then, notwithstanding anything to the contrary contained herein, the Titling Trustee shall promptly identify and reallocate (or cause the Servicer to identify and reallocate) the remaining Titling Trust Assets among the UTI Sub-Trust and each of the SUBI Sub-Trusts such that each shall bear the expense of such Claim as nearly as possible as if the burden thereof had been allocated as provided in Section 3.04 of the Titling Trust Agreement.

                               ARTICLE XIII
                        MISCELLANEOUS PROVISIONS

    SECTION 13.01  GOVERNING LAW.

    This UTI Supplement shall be created under and governed by and construed under the internal laws of the State of California, without regard to any otherwise applicable principles of conflicts of laws, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 13.02  EFFECT OF UTI SUPPLEMENT ON TRUST AGREEMENT.

     (a) Except as otherwise specifically provided herein: (i) the parties shall continue to be bound by all provisions of the Titling Trust Agreement; and (ii) the provisions set forth herein shall operate either as additions to or modifications of the extant obligations of the parties under the Titling Trust Agreement, as the context may require. In the event of any conflict between the provisions of this UTI Supplement and the Titling Trust Agreement with respect to the UTI and any UTI Assets, the provisions of this UTI Supplement shall prevail.

     (b) For purposes of determining the parties' obligations under this UTI Supplement with respect to the UTI, general references in the Titling Trust Agreement to a UTI Supplement shall be deemed to refer more specifically to this UTI Supplement.


    SECTION 13.03  COUNTERPARTS.

    This UTI Supplement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

    IN WITNESS WHEREOF, the Grantor, the Titling Trustee and (solely for the limited purposes set forth in Sections 6.03(e), 6.11(d), 6.14, 6.15, 9.01 and
9.03 of the Titling Trust Agreement), the Trust Agent, have caused this UTI Supplement to be duly executed by the respective officers as of the day and year first above written.



                                    TOYOTA MOTOR CREDIT CORPORATION,
                                      as Grantor, UTI Beneficiary and Servicer


                                    By: ______________________________________
                                          Name:
                                          Title:


                                    TMTT, Inc.,
                                       as Titling Trustee


                                    By: ______________________________________
                                          Name:
                                          Title:


                                    FIRST BANK NATIONAL ASSOCIATION,
                                      as Trust Agent


                                    By: ______________________________________
                                          Name:
                                          Title:

                                                              EXHIBIT A

                  FORM OF DIRECTION TO CREATE UTI UNIT



TMTT, INC., Titling Trustee
c/o First Bank National Association
111 East Wacker Drive, Suite 3000
Chicago, Illinois 60601
Attention: Corporate Trust Office


    Re:  Toyota Least Trust
         Creation of UTI Unit No. ____

Dear sirs:

    Pursuant to Section 11.01(c) of the UTI Supplement (the "UTI Supplement") dated as of October 1, 1996, to the Trust and Servicing Agreement, as the same was amended and restated pursuant to the Amended and Restated Trust and Servicing Agreement (the "Titling Trust Agreement"), dated as of October 1, 1996, each among Toyota Motor Credit Corporation ("TMCC") as grantor, initial beneficiary and servicer, TMTT, INC., as trustee (the "Titling Trustee"), and for certain limited purposes only, First Bank National Association, a national banking association as trust agent, you are hereby directed to create a UTI Unit No. ___ (the "UTI Unit") comprised of the assets identified in the attached schedule.

    You are hereby directed to register the UTI Unit Certificate in the name of [Pledgee/Transferee] as of [date], and to deliver the same on [date] to [Pledgee/Transferee or Agent] at [Address], against confirmation of receipt of [amount of proceeds of Pledge or Securitized Financing] received in the account described in the attached account details.

    The [name, date and parties to controlling document] setting forth the terms and conditions of the [Pledge/Securitized Financing] is attached hereto. Your attention is directed to Sections ___, ___ and ___, which specify events of default the occurrence of which may require the Titling Trustee to make future distributions of amounts payable to the UTI Beneficiary to the persons or on the basis specified in Section 12.03 of the UTI Supplement.

    TMCC, as UTI Beneficiary, hereby represents and warrants to the Titling Trustee that all of the conditions precedent to the creation of a UTI Unit are satisfied as of the date of this instruction, including, but not limited to, those contained in Sections 3.01 and 7.02 of the Titling Trust Agreement and
Section 11.02 of the UTI Supplement.


    Dated:                             TOYOTA MOTOR CREDIT CORPORATION,
          -----------------------      as UTI Beneficiary


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               EXHIBIT B

                   FORM OF DIRECTION TO REALLOCATE UTI UNIT ASSETS

TMTT, INC., Titling Trustee
c/o First Bank National Association
111 East Wacker Drive, Suite 3000
Chicago, Illinois 60601
Attention: Corporate Trust Office


    Re:  Toyota Least Trust
         Reallocation with respect to UTI Unit No. ____

Dear sirs:

    Pursuant to Section 11.01(c) of the UTI Supplement (the "UTI Supplement") dated as of October 1, 1996, to the Trust and Servicing Agreement, as the same was amended and restated pursuant to the Amended and Restated Trust and Servicing Agreement (collectively, the "Titling Trust Agreement"), dated as of October 1, 1996, each among Toyota Motor Credit Corporation ("TMCC") as grantor, initial beneficiary and servicer, TMTT, INC., as trustee (the "Trustee"), and for certain limited purposes only, First Bank National Association, a national banking association as trust agent, you are hereby directed to allocate to a UTI Unit Portfolio relating to UTI Unit No. ___ the Contracts and Leased Vehicles specified on the attached schedule, and additionally, for the term of the [Secured Financing UTI Pledge] documented in the attached [name, date and parties to controlling document], to regard and treat the related proceeds and other rights associated with such leases and leased vehicles in relation to such UTI Unit No. ___ as specified in the UTI Supplement.

    TMCC, as UTI Beneficiary, hereby represents and warrants to the Titling Trustee that all of the conditions precedent to the allocation of UTI Assets to a UTI Unit are satisfied as of the date of this direction, including, but not limited to, those contained in Sections 3.01 and 7.02 of the Titling Trust Agreement and Section 11.02 of the UTI Supplement.


Dated:                                     TOYOTA MOTOR CREDIT CORPORATION
      ------------------------

                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                                             EXHIBIT C



                      FORM OF [RESIDUAL] UTI [UNIT] CERTIFICATE

                                  TOYOTA LEASE TRUST

                         UNDIVIDED TRUST INTEREST CERTIFICATE


evidencing a fractional undivided interest in the UTI Sub-Trust (as defined below).

(This Certificate does not represent any obligation of, or an interest in, Toyota Motor Credit Corporation, Toyota Motor Sales, U.S.A., Inc., TMTT, Inc., TLI, Inc. or any of their respective affiliates.)

Number ___

    THIS CERTIFIES THAT_____________________________________is the registered owner of a nonassessable, fully-paid, fractional undivided interest in the UTI [UTI Unit] (the ["UTI"]["UTI Unit"]) comprised of interests in those Titling Trust Assets not allocated to any other Sub-Trust of the Titling Trust [or the Residual UTI Sub-Trust], such assets comprising the UTI Sub-Trust (the "UTI Sub-Trust") of the Toyota Lease Trust, a Delaware business trust (the "Trust") formed by Toyota Motor Credit Corporation, as Grantor and UTI Beneficiary (in such capacities, the "Grantor" and the "UTI Beneficiary" respectively), and TMTT, Inc., a Delaware corporation, as trustee (the "Trustee") pursuant to a Trust and Servicing Agreement, as the same was amended and restated pursuant to the Amended and Restated Trust and Servicing Agreement (as amended and restated, the "Titling Trust Agreement"), each dated and effective as of October 1, 1996, among the Grantor, the Titling Trustee, and, for certain limited purposes set forth therein, First Bank National Association, a national banking association, as Trust Agent (the "Trust Agent"). A summary of certain of the provisions of the Titling Trust Agreement is set forth below. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Titling Trust Agreement and UTI Supplement (defined below).

    This Certificate is one of the duly authorized UTI Certificates issued under the Titling Trust Agreement, as supplemented by the UTI Supplement (the "UTI Supplement") dated and effective as of October 1, 1996, among the UTI Beneficiary, the Titling Trustee and, for certain limited purposes only set forth therein, the Trust Agent (the "UTI Certificates"). This UTI Certificate is subject to the terms, provisions and conditions of the Titling Trust Agreement and the UTI Supplement, to which agreements each UTI Beneficiary by virtue of the acceptance hereof or of any interest herein hereby assents and by which such UTI Beneficiary is bound.

    Also issued or to be issued under the Titling Trust Agreement are various other series of certificates evidencing undivided interests in other Sub-Trusts of the Titling Trust. [To date, no other UTI Certificate has been issued, but] SUBI Certificates representing 100% of the undivided interests in each SUBI Sub-Trust formed or to be formed have or will be issued at the time each related SUBI Sub-Trust is formed.

    The property of the Titling Trust includes, or will include, among other things: (i) any capital contributed by the Grantor; (ii) the Contracts and all proceeds thereof; (iii) the Leased Vehicles and all proceeds thereof, including each Certificate of Title and the Residual Value of each Leased Vehicle, whether realized through the exercise by Obligors of purchase options under the Contracts, the proceeds of sale of the Leased Vehicles to Dealers or third parties or through payments received from any other Person (directly or indirectly) under any related Insurance Policy (to the extent not applied to repair or otherwise paid to a third Person or Governmental Authority by the Servicer as required by law or pursuant to its normal servicing practices) or as a subsidy or other funding of any modification of the related Booked Residual Value; (iv) all of the Titling Trust's rights (but not its obligations) with respect to any Contract or Leased Vehicle, including the right to enforce and to proceeds arising from all Dealer repurchase obligations arising under Dealer Agreements; (v) all of TMCC's rights (but not its obligations) with respect to any Contract or Leased Vehicle, including the right to enforce and to proceeds arising from all Dealer repurchase obligations arising under Dealer Agreements;
(vi) any Insurance Policy and rights thereunder or proceeds therefrom relating to any of the Contracts, Leased Vehicles or payments of the related Obligors with respect thereto; (vii) any portion of any security deposit actually and properly applied by the Servicer against amounts due under the related Contract, to the extent not applied to making repairs to the related Leased Vehicle or paid to a third party or Governmental Authority in accordance with the Servicer's normal servicing practices; and (viii) all proceeds of any of the foregoing (such assets, together with any other assets of the Titling Trust, the "Titling Trust Assets"). The Titling Trust Agreement provides that, from time to time, certain of the Titling Trust Assets will be identified and allocated on the records of the Titling Trust into one or more separate Sub-Trusts comprised of identified Titling Trust Assets (such Sub-Trusts the "UTI Sub-Trust" or a "SUBI Sub-Trust", as the case may be, and the related assets, "UTI Assets" or "SUBI Assets", as the case may be).

    Pursuant to the UTI Supplement, the UTI Assets were identified and allocated on the records of the Titling Trust as the UTI Sub-Trust, and the beneficial interest in the UTI Sub-Trust was designated as the UTI. The rights of the UTI Beneficiary to certain of the proceeds of the UTI Assets are further set forth in the Titling Trust Agreement and the UTI Supplement.

    This UTI Certificate is limited in right of payment to certain collections and recoveries respecting the Contracts (and the related Obligors) and the Leased Vehicles allocated to the UTI [Unit] Sub-Trust, all to the extent and as more specifically set in the Titling Trust Agreement and the UTI Supplement. Copies of the Titling Trust Agreement and the UTI Supplement may be examined during normal business hours at the principal office of the Titling Trustee, and at such other places, if any, designated by the Titling Trustee, or by the UTI Beneficiary upon request.

    By accepting this UTI Certificate or any interest herein, the UTI Beneficiary waives any claim to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included within the UTI [Unit] Sub-Trust and those proceeds or assets derived from or earned by the UTI Assets. In addition, by accepting this UTI Certificate or any interest herein, the UTI Beneficiary hereby expressly subordinates any claim or interest in or to any Titling Trust Assets not included in the UTI [Unit] Sub-Trust that may be determined to exist in favor of such UTI Beneficiary notwithstanding the foregoing disclaimer to the rights and interests of each SUBI Beneficiary.

    The Titling Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto by written agreement between the UTI Beneficiary and the Titling Trustee to correct or supplement any provision in the Titling Trust Agreement, to cure any ambiguity, and to add, change or eliminate any other provision of the Titling Trust Agreement with respect to matters or questions arising under the Titling Trust Agreement. After the first Securitized Financing, any such amendment shall also require such additional approvals, if any, as are required under documents relating to each Securitized Financing.

    As provided in the Titling Trust Agreement and the UTI Supplement, this UTI Certificate and the underlying interests represented hereby may not be transferred or assigned, and any purported transfer or assignment shall be null, void, and of no effect, except in accordance with the provisions of the Titling Trust Agreement and the UTI Supplement.

    Prior to due presentation of this UTI Certificate for registration of a permitted transfer, the Titling Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this UTI Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Titling Trust Agreement, neither the Titling Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

    Unless this UTI Certificate shall have been executed by an authorized officer of the Titling Trustee, by manual signature, this UTI Certificate shall not entitle the holder hereof to any benefit under the Titling Trust Agreement or the UTI Supplement or be valid for any purpose.

    IN WITNESS WHEREOF, the Titling Trustee on behalf of the Titling Trust and not in its individual capacity has caused this UTI Certificate to be duly executed.

Dated:                                     TOYOTA LEASE TRUST

                                           By:  TMTT, INC., as Titling Trustee


                                           By:
                                              ---------------------------------
                                              Authorized Officer


ATTEST:



------------------------------

                                                             EXHIBIT D






                                  FORMS OF CONTRACT


                        [Omitted - On file with the Servicer]

                                                             EXHIBIT E










                              FORM OF DEALER AGREEMENT




















                                     E-1